UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

a.The Company held its Annual Meeting of Shareholders on May 4, 2022.

b.The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected the persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Marco Alverà	267,171,082	6,985,527	1,412,881	24,761,392
Jacques Esculier	271,261,703	3,484,641	823,146	24,761,392
Gay Huey Evans	274,437,454	388,760	743,277	24,761,392
William D. Green	260,807,497	13,356,232	1,405,762	24,761,392
Stephanie C. Hill	273,790,718	1,055,565	723,208	24,761,392
Rebecca Jacoby	270,489,788	3,676,533	1,403,169	24,761,392
Robert P. Kelly	270,992,256	3,832,348	744,887	24,761,392
Ian P. Livingston	270,433,275	4,306,028	830,188	24,761,392
Deborah D. McWhinney	274,495,538	339,674	734,279	24,761,392
Maria R. Morris	272,421,537	2,407,704	740,249	24,761,392
Douglas L. Peterson	271,262,892	3,555,618	750,981	24,761,392
Edward B. Rust, Jr.	259,003,419	15,131,169	1,434,903	24,761,392
Richard E. Thornburgh	264,227,827	9,997,220	1,344,443	24,761,392
Gregory Washington	274,012,832	812,965	743,694	24,761,392

Proposal 2: Proposal to approve, on an advisory basis, the executive compensation program for the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
261,422,458	12,552,991	1,594,041	24,761,392

Proposal 3: Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent Registered Public Accounting Firm for 2021:

For	Against	Abstain
279,653,727	19,949,524	727,632

c.Not applicable.

d.Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated:  May 10, 2022

INDEX TO EXHIBITS

Exhibit Number

(104)    Cover Page Interactive Data File (formatted as Inline XBRL)